                                                EXHIBIT 24.1
                      POWER OF ATTORNEY
                      -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Joan T. Bok, of Boston, Commonwealth of Massachusetts, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Management Incentive Plan of 1994, the Searle/Monsanto Stock Plan of 1994, and the NutraSweet/Monsanto Stock Plan of 1994; (ii) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-61107, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707 and 33-49717, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 18th day of January, 1994.


                                        JOAN T. BOK
                              -------------------------------

COMMONWEALTH OF MASSACHUSETTS )
                              ) SS
COUNTY OF WORCESTER           )

     On this 18th day of January, 1994, before me personally appeared Joan T. Bok, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.

                                        ROBERT KING WULFF
                                   ----------------------------
                                        Notary Public

My Commission Expires:  25 March 1999

                      POWER OF ATTORNEY
                      -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Robert M. Heyssel, of Bethany Beach, State of Delaware, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Management Incentive Plan of 1994, the Searle/Monsanto Stock Plan of 1994, and the NutraSweet/Monsanto Stock Plan of 1994; (ii) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-61107, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707 and 33-49717, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 20 day of January, 1994.


                                     ROBERT M. HEYSSEL
                              -------------------------------

STATE OF DELAWARE        )
                         ) SS
COUNTY OF SUSSEX         )

     On this 20th day of January, 1994, before me personally appeared Robert M. Heyssel, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

     Crystal L. Hudson                     CRYSTAL L. HUDSON
Notary Public, State of Delaware      ----------------------------
My Commission Expires July 10, 1995         Notary Public

My Commission Expires:  July 10, 1995

                      POWER OF ATTORNEY
                      -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Gwendolyn S. King, of Philadelphia, Commonwealth of Pennsylvania, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and
J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Management Incentive Plan of 1994, the Searle/Monsanto Stock Plan of 1994, and the NutraSweet/Monsanto Stock Plan of 1994; (ii) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-61107, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707 and 33-49717, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 10th day of January, 1994.


                                    GWENDOLYN S. KING
                              -------------------------------


COMMONWEALTH OF PENNSYLVANIA  )
                              ) SS
COUNTY OF PHILADELPHIA        )

     On this 10 day of January, 1994, before me personally appeared Gwendolyn S. King, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.

                                         SUZANNE SCHWARTZ
                                   ----------------------------
                                        Notary Public

My Commission Expires:  June 12, 1995
                                            Notarial Seal
                                            Suzanne Schwartz, Notary Public
                                            City of Philadelphia, Phila. County
                                            My Commission Expires June 12, 1995

                      POWER OF ATTORNEY
                      -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Philip Leder, of Chestnut Hill, Commonwealth of Massachusetts, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Management Incentive Plan of 1994, the Searle/Monsanto Stock Plan of 1994, and the NutraSweet/Monsanto Stock Plan of 1994; (ii) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-61107, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707 and 33-49717, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 10th day of January, 1994.


                                      PHILIP LEDER
                              -------------------------------


COMMONWEALTH OF MASSACHUSETTS )
                              ) SS
COUNTY OF SUFFOLK             )

     On this 10th day of January, 1994, before me personally appeared Philip Leder, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                        TERRI BRODERICK
                                   ----------------------------
                                        Notary Public

My Commission Expires:  6/21/96

                      POWER OF ATTORNEY
                      -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Howard M. Love, of Pittsburgh, Commonwealth of Pennsylvania, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Management Incentive Plan of 1994, the Searle/Monsanto Stock Plan of 1994, and the NutraSweet/Monsanto Stock Plan of 1994; (ii) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-61107, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707 and 33-49717, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 24th day of January, 1994.


                                      HOWARD M. LOVE
                              -------------------------------


COMMONWEALTH OF PENNSYLVANIA  )
                              ) SS
COUNTY OF ALLEGHENY           )

     On this 24th day of January, 1994, before me personally appeared Howard M. Love, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                         JOAN M. ZAKOR
                                   ----------------------------
                                        Notary Public

My Commission Expires:  Notarial Seal
                        Joan M. Zakor, Notary Public
                        Pittsburgh, Allegheny County
                        My Commission Expires April 14, 1995
                        ------------------------------------
                        Member, Pennsylvania Association of Notaries

                      POWER OF ATTORNEY
                      -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Richard J. Mahoney, of St. Louis County, State of Missouri, Principal Executive Officer and Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Management Incentive Plan of 1994, the Searle/Monsanto Stock Plan of 1994, and the NutraSweet/Monsanto Stock Plan of 1994; (ii) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-61107, 2-76696, 2-90152, 33-13197,
33-21030, 33-39704, 33-39705, 33-39706, 33-39707 and 33-49717,
all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 12th day of January, 1994.


                                       R. J. MAHONEY
                              -------------------------------


STATE OF MISSOURI   )
                    ) SS
COUNTY OF ST. LOUIS )

     On this 12th day of January, 1994, before me personally appeared Richard J. Mahoney, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

      Mary K. Brady                      MARY K. BRADY
Notary Public State of Missouri    ----------------------------
     St. Louis County                   Notary Public
My Commission Exp. May 21, 1996

My Commission Expires:  ---------------------------------------

                      POWER OF ATTORNEY
                      -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Frank A. Metz, Jr., of Sloatsburg, State of
New York, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Management Incentive Plan of 1994, the Searle/Monsanto Stock Plan of 1994, and the NutraSweet/Monsanto Stock Plan of 1994; (ii) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-61107, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707 and 33-49717, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 15th day of January, 1994.


                                    FRANK A. METZ, JR.
                              -------------------------------


STATE OF NEW YORK   )
                    ) SS
COUNTY OF ROCKLAND  )

     On this 15th day of January, 1994, before me personally appeared Frank A. Metz, Jr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                       T. F. BOLLATTO, JR.
                                   ----------------------------
                                        Notary Public

My Commission Expires:  January 31, 1994
                             THOMAS F. BOLLATO, JR.
                        Notary Public, State of New York
                                No. 0345945
                        Qualified in Rockland County
                        Commission Expires January 31, 1994

                      POWER OF ATTORNEY
                      -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Buck Mickel, of Greenville, State of South Carolina, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Management Incentive Plan of 1994, the Searle/Monsanto Stock Plan of 1994, and the NutraSweet/Monsanto Stock Plan of 1994; (ii) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-61107, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707 and 33-49717, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 13 day of January, 1994.


                                        BUCK MICKEL
                              -------------------------------


STATE OF SOUTH CAROLINA  )
                         ) SS
COUNTY OF GREENVILLE     )

     On this 13th day of January, 1994, before me personally appeared Buck Mickel, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                       DOROTHY F. KING
                                   ----------------------------
                                        Notary Public

My Commission Expires:  ---------------------------------------

                       My Commission Expires February 13, 2000

                      POWER OF ATTORNEY
                      -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Jacobus F. M. Peters, of Wassenaar, Country of The Netherlands, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Management Incentive Plan of 1994, the Searle/Monsanto Stock Plan of 1994, and the NutraSweet/Monsanto Stock Plan of 1994; (ii) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-61107, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707 and 33-49717, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 11th day of January, 1994.


                                    JACOBUS F. M. PETERS
                              -------------------------------


COUNTRY OF THE NETHERLANDS    )
                              ) SS
CITY OF WASSENAAR             )

     On this ----- day of ---------------, 1994, before me
personally appeared Jacobus F. M. Peters, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                    Legalisation turn overleaf.
                                   ----------------------------
                                        Notary Public

My Commission Expires:  ---------------------------------------

Seen for legalisation the signature of Mr. Jacobus Franciscus Maria Peters, born on September the eight nineteenhundred thirty one at Amsterdam, residing at (2244 AK) Wassenaar, Dennenlaan 15, by me, Annemarie van Lonkhuijzen, solicitor and notary at law, at The Hague, The Netherlands, on this twelfth day of January nineteenhundred ninety four.


A. VAN LONKHUIJZEN
NOTARIS TE 's-GRAVENHAGE                A. VAN LONKHUIJZEN
                                  ------------------------------

                      POWER OF ATTORNEY
                      -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Nicholas L. Reding, of St. Louis County, State of Missouri, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Management Incentive Plan of 1994, the Searle/Monsanto Stock Plan of 1994, and the NutraSweet/Monsanto Stock Plan of 1994; (ii) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-61107, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707 and 33-49717, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 6th day of January, 1994.


                                    NICHOLAS L. REDING
                              -------------------------------


STATE OF MISSOURI   )
                    ) SS
COUNTY OF ST. LOUIS )

     On this 6th day of January, 1994, before me personally appeared Nicholas L. Reding, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                         BEVERLY OHM
                                   ----------------------------
                                        Notary Public

My Commission Expires:  Feb. 12, 1994

                      POWER OF ATTORNEY
                      -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, John S. Reed, of Greenwich, State of Connecticut, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Management Incentive Plan of 1994, the Searle/Monsanto Stock Plan of 1994, and the NutraSweet/Monsanto Stock Plan of 1994; (ii) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-61107, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707 and 33-49717, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 25th day of January, 1994.


                                        JOHN S. REED
                              -------------------------------


STATE OF NEW YORK   )
                    ) SS
COUNTY OF NEW YORK  )

     On this 25th day of January, 1994, before me personally appeared John S. Reed, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                         MARY F. CHIODI
                                   ----------------------------
                                        Notary Public

My Commission Expires:               MARY F. CHIODI
                            Notary Public, State of New York
                                     No. 4506585
                            Qualified in Nassau County
                            Commission Expires January 31, 1996

                      POWER OF ATTORNEY
                      -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, William D. Ruckelshaus, of Houston, State of Texas, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Management Incentive Plan of 1994, the Searle/Monsanto Stock Plan of 1994, and the NutraSweet/Monsanto Stock Plan of 1994; (ii) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-61107, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707 and 33-49717, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 12th day of January, 1994.



                                   WILLIAM D. RUCKELSHAUS
                              -------------------------------


STATE OF TEXAS      )
                    ) SS
COUNTY OF HARRIS    )

     On this 12th day of January, 1994, before me personally appeared William D. Ruckelshaus, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                        DEBRA L. CASEY
                                   ----------------------------
                                        Notary Public

My Commission Expires:    1-20-96

NOTARY PUBLIC       DEBRA L. CASEY
STATE OF TEXAS      MY COMMISSION EXPIRES
                       January 20, 1996
                    Bonded Thru Notary Public Underwriters Agency

                      POWER OF ATTORNEY
                      -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Bruce R. Sents, of St. Louis County, State of Missouri, Principal Accounting Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Management Incentive Plan of 1994, the Searle/Monsanto Stock Plan of 1994, and the NutraSweet/Monsanto Stock Plan of 1994; (ii) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-61107, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707 and 33-49717, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 6th day of January, 1994.



                                      BRUCE R. SENTS
                              -------------------------------


STATE OF MISSOURI   )
                    ) SS
COUNTY OF ST. LOUIS )

     On this 6th day of January, 1994, before me personally appeared Bruce R. Sents, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                       KATHY A. EHRHARD
                                   ----------------------------
                                        Notary Public

My Commission Expires:  10-21-95
                                       Kathy A. Ehrhard
                                         Notary Public
                                       State of Missouri
                                       St. Louis County
                                 My Commission Expires Oct. 21, 1995

                      POWER OF ATTORNEY
                      -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Robert B. Shapiro, of St. Louis County, State of Missouri, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Management Incentive Plan of 1994, the Searle/Monsanto Stock Plan of 1994, and the NutraSweet/Monsanto Stock Plan of 1994; (ii) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-61107, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707 and 33-49717, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 10th day of January, 1994.



                                    ROBERT B. SHAPIRO
                              -------------------------------


STATE OF MISSOURI   )
                    ) SS
COUNTY OF ST. LOUIS )

     On this 10th day of January, 1994, before me personally appeared Robert B. Shapiro, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                       BEVERLY A. OHM
                                   ----------------------------
                                        Notary Public

My Commission Expires:  Feb. 12, 1994

                      POWER OF ATTORNEY
                      -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, John B. Slaughter, of Pasadena, State of California, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Management Incentive Plan of 1994, the Searle/Monsanto Stock Plan of 1994, and the NutraSweet/Monsanto Stock Plan of 1994; (ii) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-61107, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707 and 33-49717, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 20th day of January, 1994.



                                     JOHN B. SLAUGHTER
                              -------------------------------


STATE OF CALIFORNIA      )
                         ) SS
COUNTY OF LOS ANGELES    )

     On this 20th day of January, 1994, before me personally appeared John B. Slaughter to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                       KAY LYNN FUJIWARA
                                   ----------------------------
                                        Notary Public

My Commission Expires:  ---------------------------------------

              THE GREAT SEAL                    Kay Lynn Fujiwara
              OF THE STATE OF                     Comm. # 995481
              CALIFORNIA                       Notary Public - California
                                                  LOS ANGELES COUNTY
                                               My Comm. Expires JUN 11, 1997

                      POWER OF ATTORNEY
                      -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Francis A. Stroble, of St. Louis County, State of Missouri, Principal Financial Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Management Incentive Plan of 1994, the Searle/Monsanto Stock Plan of 1994, and the NutraSweet/Monsanto Stock Plan of 1994; (ii) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-61107, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707 and 33-49717, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 10th day of January, 1994.



                                    FRANCIS A. STROBLE
                              -------------------------------


STATE OF MISSOURI   )
                    ) SS
COUNTY OF ST. LOUIS )

     On this 10th day of January, 1994, before me personally appeared Francis A. Stroble, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                       MARY HELEN MOSS
                                   ----------------------------
                                        Notary Public

My Commission Expires:  August 10, 1997

                      POWER OF ATTORNEY
                      -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Stansfield Turner, of McLean, Commonwealth of Virginia, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Management Incentive Plan of 1994, the Searle/Monsanto Stock Plan of 1994, and the NutraSweet/Monsanto Stock Plan of 1994; (ii) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-61107, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707 and 33-49717, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 24th day of February, 1994.


                                     STANSFIELD TURNER
                              -------------------------------


STATE OF MISSOURI   )
                    ) SS
COUNTY OF ST. LOUIS )

     On this 24th day of February, 1994, before me personally appeared Stansfield Turner, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                        Mary Kay Brady
                                   ----------------------------
                                        Notary Public
                                        Mary K. Brady
                               Notary Public State of Missouri
                                     ST. LOUIS COUNTY
                               My Commission Exp. May 21, 1996